UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 5, 2006

Balchem Corporation

(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-257-8432
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

P.O. Box 600, New Hampton, NY 10958

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2006, Balchem Corporation, through its wholly owned subsidiary Balchem Minerals Corporation, entered into a First Amendment to Stock Purchase Agreement with Chelated Minerals Corporation (“CMC”), a privately held, Utah corporation, and its shareholders (the “Amendment”).The Stock Purchase Agreement, dated October 31, 2005, provided that the closing of the purchase of stock of CMC would occur on or before January 5, 2006. The Amendment extends the closing to no later than February 15, 2006.

The foregoing description of the Amendment is qualified in its entirety by the terms and provisions of the Amendment which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	First Amendment to Stock Purchase Agreement dated January 5, 2006, by and between Balchem Minerals Corporation and Chelated Minerals Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Dino A. Rossi
Dino A. Rossi, President,
Chief Executive Officer

Dated: January 10, 2006

Exhibit Index

Exhibit Number	Description

10.1	First Amendment to Stock Purchase Agreement dated January 5, 2006, by and between Balchem Minerals Corporation and Chelated Minerals Corporation